UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 14, 2018

SMITH-MIDLAND CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13752 (Commission File Number)	54-1727060 (I.R.S. Employer Identification Number)

P.O. Box 300, 5119 Catlett Road
Midland, Virginia 22728
(Address of principal executive offices)

 (504) 439-3266
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the
Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 14, 2018, the Board of Directors of the Company adopted an amendment to the Bylaws of the Company (the “Amendment”), effective as of such date. The Amendment amends Section 4.3 of Article IV of the Bylaws such that the Chairman of the Board of Directors may be, but is not required to be, the Chief Executive Officer of the Company. The Amendment also provides that the Chief Executive Officer, and not the Chairman of the Board, shall be responsible for the general management of the affairs of the Company.

A complete copy of the Company’s current Bylaws, including the language added by the Amendment appearing as Section 4.3, is attached to this report as Exhibit 3.2.

Item 5.07	Submission of Matters to A Vote of Security Holders

The Company held its Annual Meeting of Stockholders on August 14, 2018 (“2018 Annual Meeting”). At the 2018 Annual Meeting, there were two proposals presented by the management of the Company, and all were approved. The vote was as follows:

Proposal No. 1.    Election of Directors

The election of the following individuals to serve as directors until the next annual meeting or until their successors are duly elected and qualified.

	For	Withheld	Non Votes
Rodney I. Smith	1,752,553	731,760	1,725,350
Ashley B. Smith	1,753,295	731,018	1,725,350
Wesley A. Taylor	1,590,171	894,142	1,725,350
G.E. "Nick" Borst	1,759,803	724,510	1,725,350
Richard Gerhardt	1,758,407	725,906	1,725,350

Proposal No. 2.	Proposal to Ratify and Approve the Selection of BDO USA, LLP as the Independent Auditors for the Company for the Year Ending December 31, 2018

For	Against	Abstain	Non Votes
3,483,047	713,492	13,124	—

Item 8.01.	Other Events.

On August 14, 2018, the Board of Directors established an Audit Committee and a Compensation Committee, which will be comprised solely of members that are independent directors. G.E. “Nick” Borst and Richard Gerhardt were appointed to serve as the members of the Audit Committee and the Compensation Committee. Mr. Borst was appointed to serve as Chairman of the Audit Committee and Mr. Gerhardt was appointed to serve as Chairman of the Compensation Committee.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No	Exhibit Description
3.2	Bylaws

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2018
SMITH-MIDLAND CORPORATION

By: /s/ Adam J. Krick
Adam J. Krick Chief Financial Officer

SMITH-MIDLAND CORPORATION
Exhibit to Current Report on Form 8-K
August 14, 2018

Exhibit No	Exhibit Description
3.2	Bylaws